SEPARATION AGREEMENT AND GENERAL RELEASE

This SEPARATION AGREEMENT AND GENERAL RELEASE (“Agreement”) is made as of this 25th day of February, 2014 by and between Hi-Tech Pharmacal Co., Inc., a Delaware corporation (“Hi-Tech”), ECR Pharmaceuticals Co., Inc., a Delaware corporation and wholly owned subsidiary of Hi-Tech (“ECR”), and Cameron Durrant, an individual residing at 90 Fairmount Road West, Califon, New Jersey 07830 (“Durrant”).

NOW, THEREFORE, in consideration of the mutual promises and covenants hereinafter set forth, the parties agree as follows:

1.          Durrant and ECR are parties to that certain Employment Agreement dated as of January 1, 2013 (the “Employment Agreement”). ECR transmitted to Durrant a notice of non-renewal on or about October 29, 2013 indicating ECR’s intent to not renew the Agreement on April 30, 2014. Durrant, Hi-Tech and ECR have discussed certain disputed issues between them, and may have claims against each other (all of which all parties deny), and are entering into this Agreement, in part, to resolve all disputed issues and to settle all claims they have or may have against each other that exist as of the date hereof.

2.          Durrant’s relationship with ECR and Hi-Tech will, by this mutual agreement, be terminated effective close of business on March 13, 2014 (the “Termination Date”), and the Employment Agreement will be deemed terminated as of the Termination Date, except to the extent any terms thereof expressly survive termination. Durrant understands that he will have up to twenty-one (21) calendar days from the date hereof to review and execute this Agreement. Durrant shall also have seven (7) calendar days from his execution of this Agreement to revoke the execution of the Agreement (the “Revocation Period”). Any such revocation must be made in writing and delivered to ECR prior to the expiration of the Revocation Period.

3.          Durrant acknowledges that he has executed this Agreement voluntarily and that ECR and Hi-Tech have hereby encouraged Durrant to consult with an attorney about this Agreement and the release and waiver of claims it contains in order to ensure full and thorough knowledge of the legal significance of this Agreement.

4.          Durrant understands that Durrant’s receipt of the consideration set forth in this Agreement is conditional upon Durrant signing and not revoking this Agreement and complying with the terms and provisions hereof. In consideration for Durrant’s signing and adhering to the terms and conditions of this Agreement and not revoking this Agreement:

(a)          ECR or its successor will continue (i) to pay Durrant his regular salary through April 30, 2014 in accordance with ECR’s regular payroll practices, which payments shall be reduced by all applicable deductions as shall be required to be withheld by applicable law and regulation, and (ii) to allow Durrant to have use of an ECR fleet automobile, consistent with his current use, through April 30, 2014;

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(b)          Within two (2) business days after the expiration of the Revocation Period (unless this Agreement is revoked), ECR and Hi-Tech will pay Durrant, in one lump sum payment, the gross amount of Five Hundred Fifty Thousand and 00/100 ($550,000.00) Dollars, to be paid by way of wire transfer to the account indicated on Exhibit 1 hereto, which amount shall be reduced by all applicable deductions as shall be required to be withheld by applicable law and regulation (the “Severance Payment”);

(c)          If Durrant properly and timely elects to continue medical, dental and/or vision coverage under the ECR group health plan in accordance with the continuation requirements of COBRA, ECR shall pay for the cost of the premium for such coverage through April 30, 2015 (provided Durrant executes this Agreement and does not revoke his acceptance of this Agreement, remains eligible for COBRA coverage continuation and is not eligible to participate in a group health insurance plan available through another employer). Thereafter, Durrant shall be entitled to elect to continue such COBRA coverage for the remainder of the COBRA period at Durrant’s own expense;

(d)          Durrant shall retain all previously granted options to purchase Hi-Tech common stock (the “Durrant Options”), subject to and in accordance with the terms and provisions of (i) Hi-Tech’s 2012 Incentive Compensation Plan and (ii) that certain Stock Option Cancellation Agreement executed by Durrant on or around the date hereof; provided, however, that, for the avoidance of doubt, notwithstanding anything in the provisions of the foregoing to the contrary, upon and subject to the occurrence of the Effective Time (as defined in the Stock Option Cancellation Agreement), Hi-Tech shall make the Stock Rights Payment (as defined in the Stock Option Cancellation Agreement) to Durrant;

(e)          Nothing herein shall be deemed to release ECR and its successors from the indemnification obligations provided for in Section 9 of the Employment Agreement, and Durrant shall otherwise be entitled to any indemnification rights given to former officers; and

(f)          Durrant shall submit all business expenses for which he shall seek reimbursement by not later than the Termination Date (which shall include expenses to be incurred not later than five (5) days after the Termination Date in connection with travel to enable Durrant to collect his personal effects and to return Hi-Tech/ECR Property (as defined in Section 8 hereof), and the Company shall reimburse such expenses, consistent with Company policies for the reimbursement of business expenses and the Company’s prior practices with respect to same, including without limitation the period within which such reimbursement is customarily made.

5.          Durrant hereby expressly acknowledges that after the Termination Date, Durrant will not be entitled to any employee benefits, including without limitation, eligibility for a year end bonus, the grant of additional stock or stock options beyond the Durrant Options, a 401(k) Plan matching contribution, accrual of sick days, personal days or vacation days, a severance payment or a change in control payment except as otherwise expressly set forth herein.

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6.          Durrant acknowledges and agrees that the payment and benefits set forth in this Agreement are in exchange for Durrant’s agreement to (i) release and waive any and all claims against the Hi-Tech Releasees (as hereinafter defined) in accordance with this Agreement; and (ii) keep and abide by all other promises made by Durrant in this Agreement. Durrant acknowledges and agrees that the payments and benefits referenced in this Agreement are all that he is entitled to receive from ECR and Hi-Tech and its successors and assigns as settlement of any and all claims of any kind that he has or may have against the Hi-Tech Releasees. Durrant agrees that the payments and benefits set forth in this Agreement constitute adequate and ample consideration for the rights and claims that Durrant is releasing and waiving under this Agreement and for the obligations imposed upon him by virtue of this Agreement.

7.          The terms of Section 6.3 of the Employment Agreement are hereby incorporated herein as if fully restated herein; provided, however, that the provisions of Section 6.3(c) of the Employment Agreement shall apply only to suppliers, vendors and/or contract manufacturers in the business of manufacturing, selling or marketing pharmaceutical products (collectively, “Pharmaceutical Vendors”), and provided further that such Section 6.3(c) shall not prohibit (i) Durrant’s solicitation of a Pharmaceutical Vendor on behalf of a Pre-Existing Soliciting Party (as hereinafter defined), or (ii) Durrant becoming associated with a Pre-Existing Soliciting Party or (iii) Durrant’s solicitation, on behalf of a third party with whom Durrant becomes associated, of a Pharmaceutical Vendor with whom Durrant had a relationship prior to his becoming an employee of ECR. A “Pre-Existing Soliciting Party” shall mean, for purposes of this paragraph, a third party that had solicited a Pharmaceutical Vendor or that has an existing relationship with a Pharmaceutical Vendor, which solicitation or relationship occurred or existed prior to Durrant becoming associated with such third party.  Subject to the foregoing, Durrant agrees to abide by the restrictive covenants contained in Section 6.3 of the Employment Agreement, which terms shall survive the termination of the Employment Agreement.  Durrant, ECR and Hi-Tech agree that the term Restricted Period as defined and used therein shall mean the one (1) year period beginning on the Termination Date.

8.          As a condition to Durrant receiving the payment and benefits referenced above and as a material inducement for Hi-Tech and ECR to enter into this Agreement, Durrant agrees that from and after the Termination Date, Durrant shall not use or access any of the Hi-Tech/ECR Property (as hereinafter defined); and that no later than five (5) days after the Termination Date, Durrant shall deliver all Hi-Tech/ECR Property in Durrant’s custody, possession or control to Hi-Tech or its representatives, and Durrant represents and warrants that no such Hi-Tech/ECR Property or copies thereof have or will, after a reasonable search, knowingly been retained by Durrant, any of Durrant’s representatives or any person, firm or corporation owned or controlled by Durrant, or delivered to any third party. Durrant hereby acknowledges that while Durrant was in the employ of ECR Durrant may have acquired confidential information (as defined in Section 6.2 of the Employment Agreement) concerning Hi-Tech, ECR, and each of its employees, business and operations, and that such information is of great value to Hi-Tech and ECR, is the sole property of Hi-Tech and ECR and has been acquired by Durrant in confidence. In consideration of the obligations undertaken by Hi-Tech and ECR herein, Durrant agrees to not, at any time now or hereafter, use, reveal, divulge or make known to any person, any such confidential information, except as required by law. The term “Hi-Tech/ECR Property” as used herein means any and all such confidential information of Hi-Tech and/or ECR, and all other property of Hi-Tech and/or ECR, including without limitation, passwords (whether established by Durrant or revealed to Durrant), keys, files, documents, confidential or proprietary materials belonging to Hi-Tech and/or ECR, in any format, oral, electronic or otherwise, which are in Durrant’s possession, custody or control. Further, Durrant shall be required to “scrub” any electronic device owned by him of any materials, documents or information pertaining to Hi-Tech or ECR.

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9.          (a)          Durrant agrees and understands that failure to adhere to the terms and conditions of this Agreement, including but not limited to the provisions of Sections 8 and 10(a) of this Agreement, as well as any action commenced by Durrant against the Hi-Tech Releasees (as hereinafter defined), other than to enforce the terms of this Agreement or in connection with claims arising after the date hereof, shall, following written notice thereof to Durrant and a failure by Durrant to cure within twenty (20) days of his receipt of such notice (provided, however, that there shall be no twenty (20) day cure period for any breach which is not capable of being cured), be a breach of this Agreement which, in addition to all legal rights and remedies available to ECR and Hi-Tech for said breach, shall (i) void the release given by Hi-Tech and ECR in Section 10(b) hereof and void ECR and Hi-Tech’s payment of the amounts set forth above and any and all monies and benefits provided for herein to Durrant; (ii) shall require immediate repayment by Durrant and/or entitle Hi-Tech and ECR to a full and complete set-off of the Severance Payment, if such breach shall occur prior to the third anniversary of the Termination Date; (iii) shall release Hi-Tech and ECR from liability under Section 9(b) hereof; and (iv) shall further require Durrant to pay Hi-Tech and ECR’s reasonable costs and attorneys’ fees in defending or prosecuting any such action in which Hi-Tech or ECR shall be the prevailing party.

(b)          Hi-Tech and ECR jointly and severally agree and understand that failure to adhere to the terms and conditions of this Agreement, including but not limited to the provisions of Sections 4 and 10(b) of this Agreement, as well as any action commenced by any of the Hi-Tech Releasees against the Durrant Releasees (as hereinafter defined), other than to enforce the terms of this Agreement or in connection with claims arising after the date hereof, shall, following written notice thereof to Hi-Tech and ECR and a failure by such respective party to cure within twenty (20) days of its receipt of such notice (provided, however, that there shall be no twenty (20) day cure period for any breach which is not capable of being cured), be a breach of this Agreement which, in addition to all legal rights and remedies available to Durrant for said breach, shall (i) void the release given by Durrant in Section 10(a) hereof; (ii) shall release Durrant from liability under Section 9(a) hereof; and (iii) shall further require Hi-Tech and ECR, jointly and severally, to pay Durrant’s reasonable costs and attorneys’ fees in defending or prosecuting any such action in which Durrant shall be the prevailing party.

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10.         (a)          In consideration of the payment, benefits, release by Hi-Tech and ECR of claims against Durrant and the other covenants and terms contained in this Agreement, Durrant hereby acting of Durrant’s own free will and on behalf of himself, his heirs, administrators, executors, successors, and assigns, knowingly and voluntarily does hereby fully and generally release (a) Hi-Tech and ECR and their successors and assigns; (b) Hi-Tech and ECR’s past, present and future officers, principals, shareholders, employees, directors, lawyers, agents and Board of Directors and their families; (c) all of Hi-Tech and ECR’s affiliated or related corporations, partnerships, business entities, parent corporations, insurers or subsidiaries and their past, present and future officers, principals, shareholders, employees, directors, lawyers, agents, and Board of Directors (the entities and persons referenced in (a), (b) and (c) above in this Section are hereinafter collectively referred to as the “Hi-Tech Releasees”) from any and all claims, causes of action, demands, damages and liability now accrued on account of any claim or cause of action which Durrant now has or may have against a Hi-Tech Releasee, regardless of whether such claims are known or unknown or discovered or not yet discovered. Durrant knowingly and voluntarily does hereby fully and generally waive any and all known and unknown and/or discovered and undiscovered rights, claims, losses, damages or demands which Durrant has, had or may have against the Hi-Tech Releasees as of the date of the execution of this Agreement including, but not limited to, any and all claim(s) arising from Durrant’s employment with ECR or any of the Hi-Tech Releasees, Durrant’s separation of employment with the Hi-Tech Releasees, and/or any claim(s) under: Title VII of the Civil Rights Act of 1964, as amended; the New York Human Rights Law, Exec. Law, CH. 118, Art. 15, section 290, et seq; The Civil Rights Act of 1991; the Civil Rights Act of 1866 and 1871 (42 U.S.C. § 1981 and 1983); The Americans with Disabilities Act; The Age Discrimination in Employment Act; The Equal Pay Act; The Fair Labor Standards Act; The Family and Medical Leave Act; the Clean Indoor Air Act; the New York State Executive Law (including its Human Rights Law); the New York State Labor Law; the New York wage and wage-hour laws; the New York City Administrative Code (including its Human Rights Law); any federal, state, local, or foreign civil or human rights law or any other federal, state, local or foreign law, regulation or ordinance; any public policy, contract, constitutional, common law, or tort theory (including, but not limited to, claims for negligence, negligent or intentional infliction of emotional distress, fraud, misrepresentation, unpaid wages, defamation, assault, battery, false imprisonment, wrongful termination, invasion of privacy, breach of employment contract or any type of claim for personal injury, etc.,) whether based on common law or otherwise. This waiver and release also waives and releases any claim or demand for loss or damages of any kind, including costs, fees, attorneys’ fees or other expenses. The listing of claims waived in this Section 10(a) is intended to be illustrative rather than exhaustive. Thus, Durrant acknowledges and agrees that this Agreement constitutes a full and final bar to any and all claims of any type that Durrant now has, has had or may have against a Hi-Tech Releasee as of the effective date of the execution of this Agreement. Nothing herein shall be deemed to be a release of any obligations arising under this Agreement.

          (b)          In consideration of the release by Durrant of claims against Hi-Tech and ECR and the other covenants and terms contained in this Agreement, Hi-Tech and ECR and on behalf of themselves, the other Hi-Tech Releasees, and their respective successors and assigns, knowingly and voluntarily do hereby fully and generally release Durrant, his heirs, administrators, executors, successors, and assigns (the “Durrant Releasees”) from any and all claims, causes of action, demands, damages and liability now accrued on account of any claim or cause of action which the Hi-Tech Releasees now has or may have against a Durrant Releasee, regardless of whether such claims are known or unknown or discovered or not yet discovered. Hi-Tech and ECR knowingly and voluntarily do hereby fully and generally waive any and all known and unknown and/or discovered and undiscovered rights, claims, losses, damages or demands which the Hi-Tech Releasees has, had or may have against the Durrant Releasees as of the date of the execution of this Agreement including, but not limited to, any and all claim(s) arising from Durrant’s employment with ECR or any of the Hi-Tech Releasees or Durrant’s separation of employment with ECR; any federal, state, local, or foreign civil or human rights law or any other federal, state, local or foreign law, regulation or ordinance; any public policy, contract, constitutional, common law, or tort theory (including, but not limited to, claims for negligence, negligent or intentional infliction of emotional distress, fraud, misrepresentation, defamation, assault, battery, false imprisonment, wrongful termination, invasion of privacy, breach of employment contract or any type of claim for personal injury, etc.,) whether based on common law or otherwise. This waiver and release also waives and releases any claim or demand for loss or damages of any kind, including costs, fees, attorneys’ fees or other expenses. The listing of claims waived in this Section 10(b) is intended to be illustrative rather than exhaustive. Thus, ECR and Hi-Tech acknowledge and agrees that this Agreement constitutes a full and final bar to any and all claims of any type that any of the Hi-Tech Releasees now has, has had or may have against a Durrant Releasee as of the effective date of the execution of this Agreement. Nothing herein shall be deemed to be a release of any obligations arising under this Agreement.

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11.         Durrant further warrants and represents that Durrant has filed no claims against a Hi-Tech Releasee. Durrant agrees not to institute or have instituted on Durrant’s behalf any lawsuit against a Hi-Tech Releasee. Durrant agrees that with respect to the claims Durrant is releasing and waiving, Durrant is releasing and waiving not only the right to recover money or other relief in any action that Durrant might institute, but also Durrant is releasing and waiving Durrant’s right to recover money or other relief in any action that might be brought on Durrant’s behalf individually or as a member of a class action, by any other person or entity including, but not limited to, the Equal Employment Opportunity Commission, or any other federal, state or local governmental agency or department. This Agreement does not limit Durrant’s right, where applicable, to file or participate in an investigative proceeding of any federal, state or local governmental agency. To the extent permitted by law, Durrant agrees that if such an administrative claim is made, he shall not be entitled to recover any individual monetary relief or other individual remedies.

12.         Durrant further understands and agrees that Durrant shall not assist or participate in any action brought against any of the Hi-Tech Releasees, but that Durrant shall cooperate with the Hi-Tech Releasees in the defense of any such actions against any Hi-Tech Releasees of which Durrant has knowledge by virtue of Durrant’s employment with ECR, except that this Section shall not be construed to prohibit Durrant from complying with validly issued subpoenas, other valid legal process or court order, or responding to valid discovery requests or similar requirements.

13.         This Agreement does not constitute an admission of misconduct or liability by any of the parties. This Agreement may be introduced in any proceeding to enforce its provisions. Further, Durrant acknowledges that Hi-Tech will file all appropriate securities filings with regard to the termination of Durrant’s employment with ECR; provided, however, that Hi-Tech shall not characterize such termination in such securities filings, or in any other publicly available document, or make any public statement, except to state that such termination was agreed to mutually. Further, without limiting the foregoing, Hi-Tech and ECR, in any inquiry arising in connection with Durrant’s future employment, shall not characterize such termination of employment except to state that it was agreed to mutually.

14.         If any provision, sentence, clause or word in this Agreement is declared illegal or unenforceable and if the provision, sentence, clause or word cannot be modified to be enforceable, then the illegal or unenforceable provision, sentence, clause or word (to the narrowest extent possible) shall immediately be deemed deleted from this Agreement and become null and void, leaving the remainder of this Agreement in full force and effect.

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15.         Durrant agrees that this Agreement, with the Employment Agreement (as herein terminating or surviving, as the case may be) and the agreements with respect to the Durrant Stock Options including Hi-Tech’s 2012 Incentive Stock Option and the Stock Option Cancellation Agreement, together constitute the complete Agreement between the parties and supersedes all prior agreements and letters with respect to the matters provided herein and that no other representations have been made by Hi-Tech or ECR. Subject to the foregoing, Durrant agrees that this document resolves all outstanding issues arising from Durrant’s employment with ECR (and the termination thereof) and that Durrant will not receive anything further from Hi-Tech, ECR or its successors, other than as expressly set forth herein.

16.         This Agreement shall be governed by and interpreted under the laws of the State of New York applicable to contracts made and to be performed therein without giving effect to the principles of conflict of laws thereof. Except in respect of any action commenced by a third party in another jurisdiction, the parties hereto agree that any legal suit, action, or proceeding against them arising out of or relating to this Agreement must be brought in the United States Federal Courts in the State of New York or the state courts, in the State of New York. The parties hereto hereby accept the jurisdictions of such courts for the purpose of any such action or proceeding, and agree that venue for any action or proceeding brought in the State of New York shall lie in the United States Federal Courts in the Eastern District or any state court located in Nassau County, New York, as the case may be. By its execution hereof, the parties hereby irrevocably waive any objection and any right of immunity on the ground of venue, the convenience of the forum or the jurisdiction of such courts or from the execution of judgments resulting therefrom. The parties hereby irrevocably accept and submit to the jurisdiction of the aforesaid courts in any such suit, action or proceeding.

17.         Waiver of Jury Trial. THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY ACTION OR PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

18.         Counterparts. This Agreement may be executed and delivered in counterparts, including by facsimile transmission or portable document format (“.pdf”), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Signature page follows

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

HI-TECH PHARMACAL CO., INC.

/s/ William Peters	/s/ Cameron Durrant
By: William Peters, Executive VP and CFO	CAMERON DURRANT
Dated: March 10, 2014	Dated: March 11, 2014

ECR PHARMACEUTICALS CO., INC.

/s/ Reuben Seltzer
By: Reuben Seltzer, Executive Chairman
Dated: March 10, 2014

STATE OF ___________________	)
) ss.:
COUNTY OF ________________	)

On the ________ day of ___________ 2014, before me, the undersigned, CAMERON DURRANT personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual executed the instrument.

Notary Public

STATE OF ___________________	)
) ss.:
COUNTY OF ________________	)

On the ________ day of ___________ 2014, before me, the undersigned, WILLIAM PETERS and REUBEN SELTZER personally appeared, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that each executed the same in his capacity on behalf of Hi-Tech Pharmacal Co., Inc. and ECR Pharmaceuticals Co., Inc., respectively and that by their signatures on the instrument, the individuals executed the instrument on behalf of the entities named herein.

Notary Public

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